UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

GLOBAL FIBER TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Nevada	000-52047	11-3746201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 Belmont Drive, Unit #1, Somerset NJ 08873

(Address of principal executive offices)

Phone: 732-695-4389

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

The Company having extensive experience in the area of textile fibers and fabrics examined its ability to compete and augment the current effort to fill the need for protective non-surgical masks in both the healthcare and first responder markets.

After looking at several factors ranging from due diligence of long-term market need, the design and supply chain challenges, Global Fiber Technologies, Inc., its management and Board of Directors decided to create a protective products division under its Authentic Heroes subsidiary.

The Company conducted extensive due diligence on our ability not only to create a quality product but to deliver those products in a timely manner. We consulted with our manufacturing partners on numerous occasions and thru such communications assessed our ability to potentially sustain an ongoing business in personal protective products.

Initially we examined our ability to make a “washable” non-surgical face mask. Secondly, we queried with several manufacturers on our ability to supply a protective insert option for the masks. Our findings with those manufacturers led us tour  conviction of being able to deliver non-surgical protective face masks within 30 days of a purchase order for initial orders, and then every two weeks thereafter for follow on orders.

The Company will continue to further its efforts to remain competitive in the business by seeking both N95 and Surgical N95 approvals from both NIOSH and the FDA by working with both federal agencies for the testing and their potential approval. The Company expects to begin that process in less than 30 days.

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Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Fiber Technologies, INC (Registrant)

Date: April 21, 2020	By:	/s/ CHRIS H GIORDANO
Chris H Giordano
President

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